                                                                    EXHIBIT 99.2

________________________________________________________________________________

                             DEVELOPMENT AGREEMENT

                                    BETWEEN

                       ELDER HEALTHCARE DEVELOPERS, LLC

                                      AND

                            ATRIA COMMUNITIES, INC.

________________________________________________________________________________

                                 April 1, 1997


                               TABLE OF CONTENTS

SECTION                                                                    PAGE
1.   Grant of Development Rights.............................................. 1
     1.1  Grant............................................................... 1
     1.2  Development Schedule................................................ 1
     1.3  Continuation of Development......................................... 2
     1.4  Atria's Right To Develop in the Southeast Region.................... 2

2.   General Duties of the Parties............................................ 3
     2.1  Site Selection.......................................................3
     2.2  Development Obligations............................................. 3
     2.3  Transfer of Existing Properties......................................4
     2.4  Use of Affiliates................................................... 4

3.   Option to Purchase Facilities............................................ 4
     3.1  Grant of Atria Option............................................... 4
     3.2  Purchase Price...................................................... 4
     3.3  Fair Market Value................................................... 5
     3.4  Cumulative Operating Loss or Income................................. 5
     3.5  Stabilized Operations Defined....................................... 5
     3.6  Acquired Facility Assets............................................ 5
     3.7  No Assumption of Liabilities........................................ 6
     3.8  Conditions to the Purchase of the Acquired Facility................. 6
     3.9  Developer's Right to Correct Title Deficiencies..................... 7
     3.10 Deliveries at the Closing of the Purchase at the Closing............ 7
     3.11 Risk of Loss........................................................ 8
     3.12 Allocation of Expenses Associated with Sale......................... 8
     3.13 Remedies for Breach of the Purchase Option or First Refusal Right... 8
     3.14 Recordation of Atria Option......................................... 8
     3.15 Developer's Right to Sell the Facility.............................. 9

4.   Miscellaneous Provisions................................................. 9
     4.1  Notice.............................................................. 9
     4.2  Force Majeure.......................................................10
     4.3  Exhibits; Entire Agreement..........................................10
     4.4  Arbitration.........................................................10
     4.5  Amendment; Waiver...................................................11
     4.6  Binding Effect; Assignment..........................................11
     4.7  Captions............................................................11
     4.8  Severability of Provisions..........................................11
     4.9  Further Assurances..................................................11
     4.10 Governing Law.......................................................11
     4.11 Publicity; No Disclosure............................................12
     4.12 Counterparts........................................................12


                                   EXHIBITS

DESCRIPTION                                                            EXHIBIT
Development Schedule........................................................ A
Current Projects............................................................ B
Environmental Indemnity..................................................... C
Survey Requirements......................................................... D

                             DEVELOPMENT AGREEMENT

     THIS DEVELOPMENT AGREEMENT is made as of April 1, 1997, by and between ELDER HEALTHCARE DEVELOPERS, LLC, a Kentucky limited liability company ("Developer"), and ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria").

     RECITALS:

     A. Atria is a national provider of assisted living facilities, homes for the aged, congregate care homes, personal care homes or other similar facilities designed to provide residential services and assisted living to the aged ("Assisted Living Facilities"). Developer desires to obtain the exclusive right Assisted Living Facilities in the states of North Carolina, South Carolina, Georgia, Florida, Alabama, Mississippi, Louisiana, Texas and Virginia (the "Southeast Region"), and the non-exclusive right to acquire and develop real estate, and construct and operate Assisted Living Facilities in Tennessee.

     B. Atria desires to grant Developer such exclusive rights to develop Assisted Living Facilities in the Southeast Region and such non-exclusive right to develop sites in Tennessee, and obtain a right and option to purchase all such Assisted Living Facilities developed by Developer, pursuant to the terms of this Agreement.

     AGREEMENT:

     NOW, THEREFORE, the parties hereby agree as follows:

     1. GRANT OF DEVELOPMENT RIGHTS.

        1.1 GRANT. On the terms set forth in this Agreement, Atria hereby grants to Developer the right to acquire and develop real estate, and design, build and operate all, but not fewer than 15, Assisted Living Facilities within the Southeast Region for three years (subject to extension in the manner described in Section 3.1) following the date of this Agreement ("Development Term"). During the Development Term and subject to Section 1.4, Atria shall neither acquire or develop real estate, nor design and construct Assisted Living Facilities within the Southeast Region, nor license another to do the same, provided that Developer is and remains in substantial compliance with the terms of this Agreement. During the Development Term, Atria shall approve a minimum of 15 sites for development by Developer.

        1.2 DEVELOPMENT SCHEDULE. Developer shall have under development, construction or in operation the number of Assisted Living Facilities as of the end of each year of the Development Term set forth on the Development Schedule, a copy of which is attached as Exhibit A. If Developer fails to develop the Assisted Living Facilities in accordance with the scheduled dates set forth on the Development Schedule as a result of a material breach by Developer or due to matters within the control of Developer, Atria shall have the right either to develop by itself or to contract with others to develop Assisted Living Facilities within the Southeast Region during the Development Term.

        1.3  CONTINUATION OF DEVELOPMENT.

             (A) If Developer has obtained 15 sites that have been approved for development by Atria prior to the end of the Development Term, Developer may continue to locate sites (the "Additional Sites") during the balance of the Development Term for development in the Southeast Region which, if approved by Atria, shall become subject to the terms of this Agreement. If after 15 sites have been approved Atria refuses to approve three Additional Sites that Developer submitted to Atria, and Atria fails to provide an alternate site acceptable in each of four "Metropolitan Areas" (as defined by the Office of Management and Budget), then either party may terminate this Agreement solely with respect to future development. Notwithstanding termination of this Agreement pursuant to this Section 1.3(a), if Atria desires to develop a site located within the Southeast Region at anytime prior to the third anniversary of this Agreement, then Atria shall permit Developer to develop the site located therein on the same terms and conditions set forth in this Agreement as though the termination had not occurred.

             (B) If during the Development Term and following approval of at least 15 sites, Atria refuses to approve three Additional Sites in any Metropolitan Area and fails to provide an alternative site located within such Metropolitan Area acceptable to Developer within 90 days of the date that Atria rejects the third Additional Site, then Developer may terminate this Agreement as to that Metropolitan Area; provided, however, that if Atria decides to enter into such Metropolitan Area within 12 months following the date that Developer terminated this Agreement as to that Metropolitan Area, then Atria shall permit Developer to develop the site located therein on the same terms and conditions set forth in this Agreement as though the termination had not occurred. Any termination under this Section 1.3(b) may be made on behalf of Developer solely by Assisted Care Developers, l.l.c., a Georgia limited liability company ("Assisted Care") and a member of Developer, without the consent of Atria.

             (C) All of the parties' rights and obligations regarding existing sites that have been approved by Atria and existing Assisted Living Facilities under construction or operation prior to the termination of this Agreement pursuant to this Section 1.3 shall remain in full force and effect.

        1.4 ATRIA'S RIGHT TO DEVELOP IN THE SOUTHEAST REGION. Notwithstanding anything contained in Section 1.1 to the contrary, Atria shall have a right to do the following within the Southeast Region:

             (A) continue the development programs with the Southeast Region with

                 (1) Arbor Company, and its affiliates, with respect to those sites currently in development as of the date of this Agreement;

                 (2) Carl Raff, Carra Company, and their affiliates, with respect to four sites; and

                 (3) Southern Retirement Services L.L.C., and their affiliates with respect to all sites in Metro Atlanta which have been evaluated and personally inspected by Atria personnel prior to the date of this Agreement;

             (B) to develop an Assisted Living Facility with any third party who may bring a proposal for the development of an Assisted Living Facility located in the Southeast Region to Atria if Developer declines to develop such site after receiving notice from Atria;

             (C) to continue to operate all of the Assisted Living Facilities owned by Atria or its affiliates that are located in the Southeast Region and to expand any existing Assisted Living Facility located within the Southeast Region;

             (D) to develop, build and construct Assisted Living Facilities within the Southeast Region where such projects are either currently underway or where Atria or any of its affiliates are currently party to an agreement under which it is obligated to build or operate an Assisted Living Facility, as set forth on Exhibit B; and

             (E) to acquire from third parties existing Assisted Living Facilities or Assisted Living Facilities currently under construction which are located in the Southeast Region.

     2. GENERAL DUTIES OF THE PARTIES.

        2.1 SITE SELECTION. Developer shall be responsible for locating each site within the Southeast Region in approved market areas on which it proposes to construct an Assisted Living Facility. Any development sites located in the Southeast Region identified by Atria or third parties, or brought to Atria by third parties, shall be referred to Developer for inclusion among the properties to be considered for development under this Agreement.

        2.2 DEVELOPMENT OBLIGATIONS. In connection with its development obligations Developer shall do the following:

             (A) acquire fee simple title to the real property or create a wholly-owned subsidiary corporation or limited liability company to obtain fee simple title to the real property upon which the Assisted Living Facility will be constructed;

             (B) contract with general building contractors and/or construction managers to construct the facilities and site improvements;

             (C) obtain all zoning approvals and special use permits that may be necessary or appropriate to operate an Assisted Living Facility at the site;

             (D) obtain appropriate licenses from all federal, state and local authorities for the operation of an Assisted Living Facility at the site, and once obtained, shall maintain the licenses and permits in accordance with their terms; and

             (E) prior to any acquisition, obtain a Phase I Environmental Report from an environmental engineering firm acceptable to Atria which states that there are no material environmental infractions associated with the real property and that there are no materials stored on or in the real property that contain any substances which are deemed hazardous or toxic under any federal, state or local environmental law, where such storage or presence, as the case may be, violates any federal, state or local environmental law.

        2.3 TRANSFER OF EXISTING PROPERTIES. Atria shall assign to Developer within 10 days following the date of this Agreement, Atria's subsidiary's right to the contracts to purchase one parcel of land in Jacksonville, Florida, and two parcels of land in Orlando, Florida, and parcels of land located in Montgomery, Alabama, and Cobb County, Georgia, and any contract for the purchase of land in existence as of the date of this Agreement. Atria hereby approves those contracts and the properties to which they relate as well as any existing site plans and architectural plans prepared for the properties.

        2.4 USE OF AFFILIATES. Developer may retain Delta Construction Company ("Delta"), an affiliate of Developer, as construction manager or general contractor, to be paid a fee for each such project based on costs plus six percent and on such other terms and conditions relating to the construction thereof as may be set forth in a separate agreement between Developer and Delta.

     3. OPTION TO PURCHASE FACILITIES.

        3.1  GRANT OF ATRIA OPTION.  In accordance with the terms of this
Section 3, Developer hereby grants Atria the right and option ("Atria Option") to purchase each of the Assisted Living Facilities developed and operated by Developer at any time during the 60 days (the "Option Period") following the end of the month in which such facility attains "Stabilized Operations" (as defined in Section 3.5). The rights of Atria under the Atria Option and the rights of Developer to continue to develop all sites owned, under contract to acquire or approved by Atria as of the third anniversary of the date of this Agreement shall continue until such projects have been completed through the 60th day following the date the last facility has reached Stabilized Operations. Each facility for which Atria has exercised its option to acquire is hereinafter referred to as the "Acquired Facility." If Atria wishes to exercise the Atria Option, it shall notify Developer that Atria intends to exercise the Atria Option (the "Exercise Notice"), stating Atria's calculation of the purchase price for the Acquired Facility in accordance with the terms of Section 3.2. The closing of a purchase under this Section 3 shall occur within 60 days following the date of the Exercise Notice.

        3.2 PURCHASE PRICE. The purchase price ("Purchase Price") for each Acquired Facility shall be the lesser of (a) the "fair value" (as determined in accordance to Section 3.3) of such Acquired Facility as of the date of the Exercise Notice, or (b) the "Adjusted Cost" (as defined herein) of the Acquired Facility as of the date of Exercise Notice. For the purposes of this Agreement, the term "Adjusted Cost" shall mean the sum of the (a) net book value of all of the assets of the Acquired Facility as of the date of the Exercise Notice, as determined from the books of Developer maintained in accordance with generally accepted accounting principles applied on a consistent basis, plus (b) the amount of any "Cumulative Operating Loss" (as defined in Section

3.4), if any, plus (c) $666,666. To the extent that the Acquired Facility has "Cumulative Net Operating Income" (as defined in Section 3.4) between the date of the issuance of the certificate of occupancy and of the Exercise Notice, the amount of the net operating income shall be subtracted from the net book value of all of the assets of the Acquired Facility in determining the Purchase Price. Between the date of the Exercise Notice and the Closing Date, the net operating income of the Acquired Facility shall remain with Developer.

        3.3 FAIR MARKET VALUE. If Atria determines that the Fair Value of an Acquired Facility is less than the Adjusted Cost, Atria shall retain, at its expense, Capital Valuation Group of Atlanta ("Appraiser") to determine the fair market value of the Acquired Facility. The determination of the Appraiser shall be final and binding on the parties as to the fair market value of an Acquired Facility. The "Fair Value" of an Acquired Facility shall be the greater of the fair market value (as determined by the Appraiser) or the sum of the debt secured by the Acquired Facility plus the Cumulative Operating Loss, to the extent that the Cumulative Operating Loss is not included in any of the debt secured by the Acquired Facility.

        3.4 CUMULATIVE OPERATING LOSS OR INCOME. "Cumulative Operating Loss" means the amount by which (a) the sum of (i) all operating expenses (including any management fees paid by Developer) between the date that the certificate of occupancy for the Acquired Facility was issued and the date of the Exercise Notice (the "Calculation Period"), plus (ii) depreciation of the Acquired Facility Assets during the Calculation Period, (iii) interest on all indebtedness secured by the Facility Assets accrued during the Calculation Period (collectively, "Acquired Facility Expenses"), exceeds (b) the sum of all operating revenue generated by the Acquired Facility during the Calculation Period (the "Acquired Facility Revenue"). "Cumulative Net Operating Income" means the amount by which the Acquired Facility Revenue exceeds the Acquired Facility Expenses.

        3.5  STABILIZED OPERATIONS DEFINED.   The term "Stabilized Operations"
shall be attained when the annualized monthly revenue from the operations of a facility equals or exceeds the facility's annualized operating expenses (including one-half of management fees paid by Developer in connection with its operation of the facility), annual depreciation expenses, and the annual interest charges (calculated at Atria's current borrowing rate) on the sum of the principal amount of the indebtedness secured by the facility's assets plus $666,666.

        3.6 ACQUIRED FACILITY ASSETS. At the closing of the purchase of an Acquired Facility, Developer shall sell, transfer, convey, assign and deliver to Atria, free and clear of all liens, mortgages, security interests, claims, restrictions, pledges, charges and encumbrances of any nature whatsoever (other than the "Permitted Encumbrances" as defined in Section 3.8(a)(2)), and Atria shall purchase and acquire from Developer, the Acquired Facility and all of the assets and properties owned or used by Developer in connection with the operation of the Acquired Facility, tangible and intangible, real and personal, wherever situated (collectively the "Acquired Facility Assets"), including the following:

             (A) all equipment, tools, accessories, maintenance equipment, furnishings and fixtures located on or about the Acquired Facility;

             (B) the real property upon which the Acquired Facility is situated, together with all buildings, structures, improvements and fixtures located thereon and all easements and rights appurtenant thereto (the "Acquired Facility Real Property");

             (C) all of Developer's right, title and interest under, in and to all permits, licenses, concessions, authorizations, franchises and similar rights granted to or held by it, which are necessary or related to the operation of the Acquired Facility, to the extent such Permits are transferable to Atria (the "Acquired Facility Permits");

             (D) all medical supplies, inventory or drugs and other medical inventory and all other inventory and all other inventories and supplies located in and about the Acquired Facility;

             (E) the rent deposits of the Acquired Facility and resident financial and medical records for all residents in the Acquired Facility on the Closing Date; and

             (F) all other assets and properties of any nature whatsoever (other than the cash and cash equivalents whether or not used by such Acquired Facility in connection with its operation), regardless of where located, held or used by Developer in connection with the operation of the Acquired Facility, including all records of every kind and type related to the Acquired Facility Assets.

        3.7 NO ASSUMPTION OF LIABILITIES. Atria shall not assume, and shall not in any manner become responsible or liable for, and Developer shall retain, pay, discharge and perform in full, all other debts, obligations or liabilities of Developer, whether known or unknown, fixed, contingent or otherwise.

        3.8  CONDITIONS TO THE PURCHASE OF THE ACQUIRED FACILITY.

             (A) Atria's obligation to purchase an Acquired Facility shall be subject to the satisfaction at or prior to the closing of all of the following conditions:

                 (1) Developer has performed to Atria's reasonable satisfaction all of the actions and covenants required of Developer under Section 3.10;

                 (2) a title company reasonably acceptable to Atria ("Title Company") irrevocably commits to issue to Atria an ALTA Form B title insurance policy in the amount of the purchase price for the Acquired Facility (the "Title Commitment"), insuring merchantable and marketable fee simple title to the Acquired Facility Real Property in Atria, subject only to (a) the lien of ad valorem property taxes and assessments due and payable for the current year not yet due and payable, (b) those matters expressly accepted by Atria when the site was submitted to Atria for approval as a development site, and (c) such other matters that Atria, in it sole discretion, may accept (collectively, the "Permitted Encumbrances");

                 (3) Atria shall also be reasonably satisfied that no statute, regulation, interpretation thereof, order or decision will have a material adverse affect on its operation of the Acquired Facility by Atria following the Closing Date;

                 (4) Developer delivers an "as built" survey from a surveyor reasonably acceptable to Atria and the Title Company which satisfies the provisions of Exhibit D to this Agreement.

                 (5) To the extent that the Acquired Facility's Permits are transferable to Atria, Developer effects the transfer of the Permits to Atria, or to the extent that the Acquired Facility's Permits are not transferable, Atria has obtained all Acquired Facility Permits;

                 (6) Atria has obtained an environmental report on the Acquired Facility that discloses that there are no current violations of any laws related to the environment.

             (B) Developer's obligation to sell an Acquired Facility to Atria shall be subject to the satisfaction at or prior to the Closing that Atria has performed to Developer's reasonable satisfaction all of the actions and covenants required of Atria under Section 3.10.

        3.9 DEVELOPER'S RIGHT TO CORRECT TITLE DEFICIENCIES. Developer shall have 30 days following delivery of the Title Commitment to Atria to correct or otherwise remove any liens, encumbrances, easements, restrictions or other exceptions contained in the Title Commitment that is not one of the Permitted Encumbrances. If Developer fails to correct such exception to the satisfaction of Atria and the Title Company, so that such exception shall be removed from the policy of title insurance to be issued by the Title Company at the Closing, or are insured against by the Title Company, Atria may, in its sole discretion, do any one or more of the following:

             (A) waive the objection and proceed to purchase the Acquired Facility under the Atria Option;

             (B) elect not to purchase the Acquired Facility under the Atria Option and allow the Management Agreement to remain in full force and effect; or

             (C) cause any monetary exceptions to be removed and deduct from the Purchase Price all expenses incurred by Atria in connection therewith.

        3.10 DELIVERIES AT THE CLOSING OF THE PURCHASE AT THE CLOSING. Developer and Atria shall take the following actions:

             (A) Developer shall deliver to Atria:

                 (1) a limited warranty deed conveying good and marketable fee simple title to the Acquired Facility Real Property free and clear of all liens, encumbrances, claims and other exceptions other than the Permitted Encumbrances; and

                 (2) a bill of sale conveying good and marketable title to the balance of the Facility Assets free and clear of all liens, encumbrances, claims and other exceptions of whatsoever kind or nature;

                 (3)  an environmental indemnity in the form of EXHIBIT C;

                 (4) all available warranties, handbooks, manuals and other records and materials relating to any of the Acquired Facility and all available blueprints, plans and specifications, permits, certificates of occupancy and other like items relating to the Acquired Facility.

                 (5)  possession of the Acquired Facility Assets;

                 (6) all consents required for assignment and transfer by Developer to Atria of the Acquired Facility Assets; and

                 (7) such other documents as may be reasonably requested by Atria, that it deems reasonably necessary, to effect the closing of the purchase and sale of an Acquired Facility, including an owner's affidavit in form sufficient to enable the Title Company to delete all standard title exceptions from the Title Commitment and a certificate duly executed by Developer certifying that Developer is not a foreign person for purposes of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as amended.

             (B) Atria shall deliver to Developer a certified or cashier's check in the full amount of the Purchase Price, adjusted to reflect the prorations and any amount owed by Atria and Developer to the other with respect to that Acquired Facility and the allocation of other transactional fees between Developer and Atria in accordance with the terms of this Agreement.

        3.11 RISK OF LOSS. Developer shall assume and have all risk of damage, destruction or loss for the Facility Assets, until the Closing has occurred.

        3.12 ALLOCATION OF EXPENSES ASSOCIATED WITH SALE. Atria shall pay, (a) all documentary transfer taxes, intangible taxes and similar cost and all sales, use transfer and similar taxes, relating to the transfer of the Facility Assets from Developer, (b) the cost of the survey, if any, and the premium for an ALTA Form B owner's policy of title insurance insuring title to the Acquired Facility Real Property in Atria in the amount of the Purchase Price, (c) the costs associated with the transfer of the Permits, and (d) all recording charges and filing fees.

        3.13 REMEDIES FOR BREACH OF THE PURCHASE OPTION OR FIRST REFUSAL RIGHT. If Developer fails or refuses to perform each and every one of its obligations under this Section 3, Atria may pursue a suit for specific performance.

        3.14 RECORDATION OF ATRIA OPTION. Developer shall execute such documents, in recordable form, that Atria may reasonably request for the purpose of putting the Atria Option of record with the appropriate authorities.

        3.15 DEVELOPER'S RIGHT TO SELL THE FACILITY. If Atria fails to exercise the Atria Option within the Option Period to acquire any Assisted Living Facility, or fails to close the purchase of an Acquired Facility within 60 days following the date of the Exercise Notice, and such failure is not the result of any fault or failure by Developer to perform its obligations hereunder, then Atria's right and option to purchase such facility shall cease and Developer may continue to operate such Assisted Living Facility or sell such facility to any third party.

     4. MISCELLANEOUS PROVISIONS.

        4.1 NOTICE. All notices, requests, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed delivered (a) on the date of personal delivery or transmission by telegram or facsimile transmission, or (b) on the first business day after the date of delivery to a nationally recognized overnight courier service, or (c) on the third business day following the date of deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, in each case, addressed as follows, or to such other address, person or entity as either party shall designate by notice to the other in accordance herewith:

                    If to Atria:        Atria Communities, Inc.
                                        515 West Market Street, Suite 200
                                        Louisville, Kentucky 40202
                                        Attn: J. Timothy Wesley,
                                               Chief Financial Officer
                                        FAX: (502) 596-4160


                    With copy to:       Carmin D. Grandinetti, Esq.
                                        Greenebaum Doll & McDonald, PllC
                                        3300 National City Tower
                                        101 South Fifth Street
                                        Louisville, Kentucky 40202-3197
                                        FAX:(502) 587-3695


                    If to Developer:    George Schoepf
                                        Elder Healthcare Developers, LLC
                                        1770 Indian Trail Road, Suite 400
                                        Duluth, Georgia 30193
                                        FAX:(770) 735-5830

                    With copy to:       Michael M. Smith , Esq.
                                        Gambrell & Stolz, L.L.P.
                                        4300 One Peachtree Center
                                        303 Peachtree Street
                                        Atlanta, Georgia 30308
                                        FAX:(404) 221-6501


        4.2 FORCE MAJEURE. The parties understand and acknowledge that neither party shall be liable to the other for any loss, damage, detention, delay or failure to perform such party's obligations hereunder, in whole or in part, resulting from causes beyond such party's control, including fires, strikes, insurrections, riots, embargoes, shortages of motor vehicles, delays in transportation, inability to supply component parts or raw materials or requirements or regulations of the United States government or any other foreign or domestic civil or military authority.

        4.3 EXHIBITS; ENTIRE AGREEMENT. All Exhibits to this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full at the place where first mentioned. As used herein the term "Agreement" shall mean this Development Agreement and the Exhibits hereto. This Agreement embodies the entire agreement and understanding of the parties hereto regarding its subject matter and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which has not been embodied in this Agreement.

        4.4  ARBITRATION.

             (A) If the Parties are unable to agree on any matter under this Agreement, the unresolved matter shall be resolved by arbitration if a request for arbitration, as provided herein, is given. Either Party may initiate Arbitration by making a demand on the other Party and simultaneously filing copies of the demand, together with the required fees, with the Nashville, Tennessee, office of the American Arbitration Association ("AAA"). Within 15 days of meeting with the AAA, each Party shall designate one arbitrator. These two arbitrators shall, within 15 days after their appointment, select a third arbitrator. If the first two arbitrators are unable to agree upon the third arbitrator, then the arbitrators shall apply to the AAA to designate and appoint a person as the third arbitrator. If the Party upon whom the original arbitration demand was served fails to designate its arbitrator within the 15-day period, the arbitrator designated by the Party requesting arbitration shall act as the sole arbitrator and shall be deemed to be the single, mutually approved arbitrator to resolve the matter.

             (B) The place of arbitration shall be in Nashville, Tennessee. Arbitration shall be conducted under the auspices of the AAA. The AAA Rules shall govern all proceedings unless otherwise provided herein. In case of conflict between the AAA Rules and this Agreement, the provisions of this Agreement shall govern.

             (C) The Parties shall have the right of discovery in accordance with the Federal Rules of Civil Procedure except that discovery may commence immediately upon the service of the demand for arbitration. A Party's unreasonable refusal to cooperate in discovery shall be deemed to be refusal to proceed with arbitration and, until the arbitration panel is complete, the Parties may enforce their rights (including the right of discovery) in the courts. Such enforcement in the courts shall not constitute a waiver of a Party's right to arbitration. Upon the completion of the appointment of the arbitration panel, the arbitrators shall have the power to enforce the Parties' discovery rights.

             (D) The Parties expressly covenant and agree to be bound by the decision of the arbitration panel and accept any such decision as the final determination of the matter in dispute. A judgment of any court related to this arbitration in the neutral location may be entered upon any award made pursuant to this Section 4.4.

        4.5 AMENDMENT; WAIVER. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto, and any of the terms, provisions, and conditions hereof may be waived, only by a written instrument signed by the waiving party. Failure of any party at any time or times to require performance of any provision hereof shall not be considered to be a waiver of any succeeding breach of such provision by any party.

        4.6 BINDING EFFECT; ASSIGNMENT. All the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns, provided, however, that this Agreement shall not be assigned by either party without the prior consent of the other.

        4.7 CAPTIONS. The captions in this Agreement are included for purposes of convenience only and shall not be considered a part of the Agreement in construing or interpreting any provision hereof.

        4.8 SEVERABILITY OF PROVISIONS. If any provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and be enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

        4.9 FURTHER ASSURANCES. The Shareholders and Atria each hereby agree to execute and deliver all agreements, documents and instruments required to be executed and delivered by them in this Agreement, and to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions described in this Agreement, whether prior to, at, or after the Closing.

        4.10 GOVERNING LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

        4.11 PUBLICITY; NO DISCLOSURE. Before the Closing, no party to this Agreement shall make any press release or make any other public announcement regarding the existence of this Agreement or the transactions described in this Agreement, without prior consultation with and consent of the other parties to this Agreement.

        4.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                            ELDER HEALTHCARE DEVELOPERS, LLC

                            By: /s/ G.A Schoepf
                                -----------------------------------------------
                            Title: On behalf of Assisted Care Developer, Member
                                   ---------------------------------------------
                                                 ("Developer")

                            ATRIA COMMUNITIES, INC.

                            By: /s/ J. Timothy Wesley
                               ------------------------------------------------
                            Title:      CFO
                                  ---------------------------------------------
                                                  ("Atria")

                                   EXHIBIT A
                                   ---------

                             DEVELOPMENT SCHEDULE

                           TOTAL NUMBER OF FACILITIES UNDER
          YEAR          DEVELOPMENT, CONSTRUCTION OR OPERATING
     ---------------------------------------------------------------
           1                              5
           2                             10
           3                             15

                                   EXHIBIT B
                                   ---------

                               CURRENT PROJECTS

                                              APPROXIMATE
                                               NUMBER OF
          PROPERTY OWNED OR UNDER CONTRACT      UNITS
       ----------------------------------------------------
         Memphis, Tennessee (Primacy)             48
         Dallas, Texas                            64
         Jackson, Tennessee                       51
         Huntsville, Alabama                      50
         Atlanta, Georgia                         74
         Lantana, Florida                         48
         Virginia Beach, Virginia                110
         Carrollton, Texas                        90
         Grapevine, Texas                        TBD
         Richardson, Texas                       TBD

                                   EXHIBIT C
                          ENVIRONMENTAL CERTIFICATION

     THIS ENVIRONMENTAL CERTIFICATION is made this ___ day of ________________, 19__, by ELDER HEALTHCARE DEVELOPERS, LLC, a Georgia limited liability company ("Seller"), to ATRIUM COMMUNITIES, INC., a Delaware corporation ("Purchaser").

Seller hereby certifies to Purchaser the following:

     1. The term "Hazardous Materials" for the purposes hereof shall mean any and all hazardous or toxic substances, pollutants, contaminants, petroleum and gas products including (without limitation) solid, semi-solid, liquid or gaseous substances which are toxic, ignitable, corrosive, carcinogenic, or otherwise dangerous to human, plant or animal health and well being, and including (without limitation) petroleum products, gasoline, crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or hazardous wastes or substances under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.(S) 9601 et seq., and all other
                                                  -- ---
federal, state and local laws, rules and regulations pertaining to environmental protection or conservation (the "Acts").

     2. To the best of Seller's knowledge, the real property described in Exhibit "A", attached hereto and incorporated herein and made a part hereof by this reference (the "Property") does not contain any Hazardous Materials in violation of any applicable environmental laws, and the Property does not constitute an environmental hazard of any type under any requirement of any governmental authority in violation of any applicable environmental laws.

     3. To the best of Seller's knowledge, there are no surface impoundments, lagoons, piles, landfills, injection wells, underground storage areas or other man-made facilities on the Property which have accommodated Hazardous Materials in violation of any applicable environmental laws, and neither Seller nor any third party has dumped, discharged, buried or otherwise placed Hazardous Materials on the Property in violation of any applicable environmental laws, including the soil, surface water and groundwater thereof.

     4. To the best of Seller's knowledge, there are no buried, partially buried or above ground tanks, storage vessels, drums or containers located on the Property.

     5. Seller has not received, and is not aware of, any warning notice, notice of violation, administrative complaint, judicial complaint, either formal or informal notice alleging that conditions on the Property are in violation of any applicable environmental laws.

     6. Seller has not received, and is not aware of, and to the best of Seller's knowledge, no previous owner of the Property has received, any summons, citation, notice, letter or other communication, written or oral, from any federal or state environmental agency or other public agency concerning intentional or unintentional actions or omissions on the part of the Seller or any previous owner of the Property which resulted in the release of Hazardous Materials onto or into the soil, surface water or groundwater of the Property in violation of any applicable environmental laws.

     7. To the best of Seller's knowledge there has been no treatment, storage, disposal, discharge or other type of release of Hazardous Materials on land adjacent to or near to the Property which has contaminated the Property or the surface or groundwater flowing to the Property in violation of any applicable environmental laws.

     8. To the best of Seller's knowledged, the operation or existence of the improvements on the Property does not violate any federal, state or local laws, rules or ordinances relating to environmental protection.

                                             ELDER HEALTHCARE DEVELOPERS, LLC,
                                             a Georgia limited liability company


                                             By:______________________________
                                             Title:___________________________


STATE OF _____________

COUNTY OF ____________

     The foregoing instrument was acknowledged before me this _________ by _____ ______, the ________________________________ of ELDER HEALTHCARE DEVELOPERS,
LLC, a Georgia limited liability company, on behalf of the limited liability company.

     My commission expires: _____________

                                             ___________________________________
[SEAL]                                       Notary Public

                                   EXHIBIT D
                              SURVEY REQUIREMENTS

1. An urban ALTA/ACSM Land Title Survey is required, in accordance with the Minimum Standard Detail Requirements and Classifications for such surveys as established and jointly adopted in 1992 by the American Land Title Association (the "ALTA") and the American Congress on Surveying & Mapping ("ACSM"), meeting the then-current accuracy standards jointly established by ALTA and ACSM.

2. The items checked on the attached Table A to the Minimum Standard Detail Requirements and Classifications for such surveys as established and jointly adopted in 1992 by the ALTA and the ACSM shall also be indicated or shown on the survey.

3. The survey shall have a registered land surveyor's seal affixed thereto and shall reflect a date not more than 60 days prior to the Closing Date. Older surveys are acceptable if updated and re-certified within 60 days prior to the Closing Date.

4.   The survey shall have the following certification:

   --------------------------------------------------------------------
     To Atria Communities Southeast, Inc. and [Insert Name of Title
     Company]:

     This is to certify that this map or plat and the survey on which it is based were made (a) in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM in 1992, and includes Items ___________________________ [Insert numbers of items checked] of Table A thereof, and (b) pursuant to the Accuracy Standards (as adopted by ALTA and ACSM and in effect on the date of this certification) of an Urban Survey.

                              Signed:______________________________
                              Date:________________________________
                              Registration No._____________________

     (seal)

   --------------------------------------------------------------------

                                    TABLE A

              OPTIONAL SURVEY RESPONSIBILITIES AND SPECIFICATIONS

If checked, the following optional items are to be included in the ALTA/ACSM LAND TITLE SURVEY:

--------------------------------------------------------------------------------
1. [X] Monuments placed (or a reference monument or witness to the corner) at all major corners of the boundary of the property, unless already marked or referenced by an existing monument or witness to the corner.

2. [X] Vicinity map showing the property surveyed in reference to nearby highway(s) or major street intersection(s).

3. [X] Flood zone designation (with proper annotation based on Federal Flood Insurance Rate Maps or the state or local equivalent, by scaled map location and graphic plotting only).

4. [X] Land area as specified by client. -- Total area of parcel in square feet or acres.

5.   [_]  Contours and the datum of the elevations.

6. [X] Identify, and show if possible, setback, height and bulk restrictions of record or disclosed by applicable zoning and building codes (in addition to those recorded in subdivision maps). If none, so state.

7.   [X]  (a)  Exterior dimensions of all buildings at ground level

          (b)  Square footage of:

     [X]       (1)  exterior footprint of all buildings, or gross floor area of all buildings, at ground level

     [_]       (2)  other areas to be defined by the client

     [X]  (c)  Height of all buildings above grade at a defined location.

8. [X] Substantial, visible improvements (in addition to buildings) such as signs, parking areas or structures, swimming pools, etc.

9. [X] Parking areas and, if striped, the striping and the type (e.g., handicapped, motorcycle, regular, etc.) and number of parking spaces.

10. [X] Indication of access to a public way such as curb cuts, driveways marked.

11. [X] Location of utilities serving or existing on the property as evidenced by on-site observation or as determined by records provided by client, utility companies and other appropriate sources (with reference as to the source of information) (for example):

          (a)  railroad tracks and sidings;

          (b) manholes, catch basins, valve vaults or other surface indications of subterranean uses;

          (c) wires and cables (including their function) crossing the surveyed premises, all poles on or within ten feet of the surveyed premises, and the dimensions of all cross wires or overhangs affecting the surveyed premises; and

          (d)  utility company installations on the surveyed premises.

12. [_] Governmental Agency survey-related requirements as specified by the client.

13. [X] Significant observations not otherwise disclosed. -- Including, but not limited to, rubbish fills, sloughs, springs, filled in water wells or cisterns, seep holes, existing or plugged oil or gas wells.

14. [_] Other items as specified by client. -- Boundary description must be identical to that contained in title commitment or discrepancies satisfactorily explained.